Exhibit 8.1

The following is a list of subsidiaries of Cemex, S.A.B.de C.V. as of December 31, 2024, including the name of each subsidiary and its country of incorporation.

	Company Name	Country
1	ALC Las Vegas Mining Claims, LLC	United States of America
2	Alcanar Green Energy, S.L.	Spain
3	Alliera, S.A. de C.V.	México
4	Apollo Re Ltd.	Barbados
5	Arabian Company For Concrete Roads (S.A.E)	Egypt
6	Arawak Cement Company Limited	Barbados
7	Arawak Concrete Solutions Limited	Barbados
8	Ardkal Ltd.	Israel
9	Arkik Automation Solutions, S.L.U.	Spain
10	Arkik Technologies México, S.A. de C.V.	México
11	Arkik USA Corp.	United States of America
12	Arkik USA Inc.	United States of America
13	Ash Resources Limited	United Kingdom
14	Assiut Cement S.A.E	Egypt
15	Atlas Aggregates Limited	United Kingdom
16	Atlas Neeif Holdings Limited	Cyprus
17	Atlas Neeif Holdings Limited	United Kingdom
18	Bahamas Concrete Holdings Limited	Bahamas
19	Beijing CXP Import & Export Co., Ltd.	China
20	Berrywear Corporation	Central
21	Bersal, S.A.	Dominican Republic
22	Beton HaEmek	Israel
23	BIM Infraestructura, S.A. de C.V.	México
24	Boulton & Paul (Building Services) Limited	United Kingdom
25	British Dredging Limited	United Kingdom
26	Brooksville PP Assets Holding Company, LLC	United States of America
27	Broquers Ambiental, S.A. de C.V.	México
28	Bruntingthorpe Gravels Limited	United Kingdom
29	Business Material Funding SL	Spain
30	Butterley Aggregates Limited	United Kingdom
31	Capella Holdings Inc.	United States of America
32	Carbonífera de San Patricio, S.A. de C.V.	México
33	Caribbean Cement Company Limited	Jamaica
34	CARRIERE DE LA PLAINE D AY(SAS)	France
35	CCL BUSINESS HOLDINGS, S.L.U. (Sociedad Unipersonal)	Spain
36	Cemcoke International Limited Co.	United States of America

37	Cement Transit Company	United States of America
38	Cementi Siciliani S.R.L.	Italy
39	Cementilce S.R.L.	Italy
40	Cemento Bayano, S.A.	Panama
41	CEMEX & Beuerlein GmbH & Co. KG	Germany
42	CEMEX & Beuerlein Verwaltungs-GmbH	Germany
43	CEMEX (IOM) Limited	Isle of Man
44	CEMEX (ROI) Limited	Ireland
45	Cemex Aditivos México, S.A. de C.V.	México
46	Cemex Administraciones Ltda.	Colombia
47	CEMEX ADMIX USA, LLC	United States of America
48	Cemex Admixtures Construction Chemicals Manufacturing LLC	United Arab Emirates
49	Cemex Admixtures Czech Republic s.r.o.	Czech Republic
50	Cemex admixtures EG	Egypt
51	CEMEX ADMIXTURES FRANCE	France
52	Cemex Admixtures Global Holding AG	Switzerland
53	CEMEX Admixtures GmbH	Germany
54	Cemex Admixtures Poland Sp. z o.o.	Poland
55	CEMEX ADMIXTURES UK LIMITED	United Kingdom
56	Cemex Africa & Middle East Investments B.V.	The Netherlands
57	CEMEX AM Holdings, LLC	United States of America
58	Cemex Asia B.V.	The Netherlands
59	Cemex Asia B.V. Shanghai Representative Office	China
60	CEMEX Asia Holdings Ltd	Singapore
61	CEMEX ASIA PTD. LTD.- PHILIPPINE HEADQUARTERS	Philippines
62	Cemex Asia Pte. Limited	Singapore
63	CEMEX ASIA RESEARCH AG	Switzerland
64	Cemex Bahamas Ltd.	Bahamas
65	Cemex Betons Ile De France (Sas)	France
66	Cemex Betons Nord Ouest (Sas)	France
67	Cemex Betons Rhone Alpes (Sas)	France
68	Cemex Betons Sud Est	France
69	Cemex Betons Sud Ouest	France
70	Cemex Betons Sud Ouest II	France
71	CEMEX BH d.o.o.	Bosnia and Herzegovina
72	CEMEX Budujeme Budoucnost—nadacní fond v likvidaci	Czech Republic
73	CEMEX Caribbean, LLC	United States of America
74	Cemex Caribe, S.A.	Panama
75	CEMEX Cement of Louisiana, Inc.	United States of America
76	CEMEX Central Europe GmbH	Germany

77	CEMEX CEYLON (PRIVATE) LIMITED	Sri Lanka
78	Cemex Clemencia S.A.S.	Colombia
79	Cemex Colombia S.A.	Colombia
80	CEMEX CONCRETE, S.A.	Haiti
81	Cemex Concretos, Inc.	Puerto Rico
82	Cemex Concretos, S.A. de C.V.	México
83	CEMEX Construction Materials Atlantic, LLC	United States of America
84	CEMEX Construction Materials Florida, LLC	United States of America
85	CEMEX Construction Materials Houston, LLC	United States of America
86	CEMEX Construction Materials Pacific, LLC	United States of America
87	CEMEX Construction Materials South, LLC	United States of America
88	CEMEX Corp.	United States of America
89	Cemex Czech Republic s.r.o.	Czech Republic
90	Cemex de Puerto Rico Inc	Puerto Rico
91	Cemex Denmark ApS	Denmark
92	CEMEX Deutschland AG	Germany
93	CEMEX Dominicana, S.A.	Dominican Republic
94	Cemex Egypt for Distribution S.A.E	Egypt
95	Cemex Egypt Solutions	Egypt
96	Cemex Energía Desarrollos, S.A.P.I. de C.V.	México
97	Cemex Energía, S.A.P.I. de C.V.	México
98	Cemex Energy S.A.S. E.S.P	Colombia
99	CEMEX ESPAÑA ADITIVOS, S.L.U.	Spain
100	Cemex España Gestion y Servicios S.L.	Spain
101	CEMEX ESPAÑA OPERACIONES, S.L.U. (Antes denominada CEMEX 1992 HOLDINGS SL)	Spain
102	Cemex España, S.A.	Spain
103	Cemex Falcon L.L.C.	United Arab Emirates
104	CEMEX Foundation	United States of America
105	CEMEX France	France
106	CEMEX France 9	France
107	CEMEX France Services	France
108	CEMEX Global Sourcing, Inc.	United States of America
109	Cemex Granulats (Sa)	France
110	Cemex Granulats Rhone Mediterrannee (Sas)	France
111	Cemex Granulats Sud Ouest (Sas)	France
112	Cemex Haití, S.A.	Haiti
113	Cemex Heim RC-Baustoffe GmbH & Co. KG	Germany
114	CEMEX Holdings (israel) Ltd.	Israel
115	CEMEX Holdings Inc.	United States of America
116	CEMEX Hrvatska d.d.	Croatia
117	Cemex Innovation Holding Ltd.	Switzerland
118	Cemex Innovation Holding Ltd. Brugg Branch	Switzerland

119	Cemex Internacional, S.A. de C.V.	México
120	CEMEX International Trading LLC	United States of America
121	CEMEX Investments Limited	United Kingdom
122	CEMEX Investments, Inc.	United States of America
123	Cemex Jamaica Limited	Jamaica
124	CEMEX Kies & Splitt GmbH	Germany
125	CEMEX Kies Mecklenburg-Strelitz GmbH	Germany
126	CEMEX Kies Rogätz GmbH	Germany
127	CEMEX LATAM HOLDINGS SA	Spain
128	CEMEX Leasing LLC	United States of America
129	Cemex Logistics s.r.o.	Czech Republic
130	CEMEX Logistik GmbH	Germany
131	Cemex Luxembourg Holdings S.a.r.l.	Luxembourg
132	CEMEX Malesice s.r.o.	Czech Republic
133	CEMEX Management Company LLC	United States of America
134	CEMEX Management, Inc.	United States of America
135	CEMEX Marine (Guernsey) PCC Limited	Guernsey
136	CEMEX Materials Newfoundland, Inc.	Canada
137	CEMEX Materials, LLC	United States of America
138	CEMEX MONTENEGRO AD	Montenegro
139	CEMEX Nevada, LLC	United States of America
140	Cemex Nicaragua, S.A.	Nicaragua
141	CEMEX NY Corporation	United States of America
142	Cemex Operaciones México, S.A. de C.V.	México
143	CEMEX Paving Solutions Limited	United Kingdom
144	Cemex Perú, S.A.	Peru
145	Cemex Polska Sp. z o.o.	Poland
146	Cemex Premezclados de Colombia S.A.	Colombia
147	Cemex Ready Mix for Ready Concrete, S.A.E	Egypt
148	CEMEX Readymix East Anglia Limited	United Kingdom
149	Cemex Sand k.s.	Czech Republic
150	CEMEX Scottish Investments Limited	United Kingdom
151	CEMEX Scottish Limited Partnership	United Kingdom
152	CEMEX Seament Limited	United Kingdom
153	Cemex Services Group s.r.o.	Czech Republic
154	Cemex Shared Service Centre Limited Liability Company	Hungary
155	Cemex Soluciones S.A.S. En Liquidación	Colombia
156	CEMEX Southeast Holdings LLC	United States of America
157	CEMEX Southeast LLC	United States of America
158	CEMEX SRB d.o.o.	Serbia
159	CEMEX Steel Framing, Inc.	United States of America
160	CEMEX Südostbayern GmbH & Co. KG	Germany

161	CEMEX Südostbayern Verwaltungs-GmbH	Germany
162	Cemex Supermix L.L.C.	United Arab Emirates
163	CEMEX SW Florida Limestone Holdings, LLC	United States of America
164	CEMEX SW Florida Sand Holdings, LLC	United States of America
165	Cemex Topmix L.L.C.	United Arab Emirates
166	Cemex Trading, LLC	United States of America
167	Cemex Transporte, Inc.	Puerto Rico
168	Cemex Transporte, S.A. de C.V.	México
169	Cemex Transportes de Colombia S.A.	Colombia
170	CEMEX Trockenmörtel GmbH	Germany
171	Cemex Trucking, Inc.	United States of America
172	CEMEX UK	United Kingdom
173	CEMEX UK Cement Limited	United Kingdom
174	CEMEX UK Executives Pension Trust Limited	United Kingdom
175	CEMEX UK Logistics Limited	United Kingdom
176	CEMEX UK Marine Limited	United Kingdom
177	CEMEX UK Materials Limited	United Kingdom
178	CEMEX UK Money Purchase Pension Trust Limited	United Kingdom
179	CEMEX UK Operations Limited	United Kingdom
180	CEMEX UK Pension Trust Limited	United Kingdom
181	CEMEX UK Properties Limited	United Kingdom
182	CEMEX UK Services Limited	United Kingdom
183	CEMEX URBANIZATION SOLUTIONS FRANCE	France
184	CEMEX US HOLDINGS B.V.	The Netherlands
185	Cemex Ventures BV	The Netherlands
186	Cemex Ventures España SLU	Spain
187	CEMEX Ventures, Inc.	United States of America
188	Cemex Vivienda, S.A. de C.V.	México
189	CEMEX Zement GmbH	Germany
190	CEMEX, Inc.	United States of America
191	Cemex, S.A.B. de C.V.	México
192	CEMEX: INFRAESTRUCTURA & VIVIENDAS, SRL	Dominican Republic
193	Central de Mezclas S.A.	Colombia
194	Chantiers De La Haute Seine (Sas)	France
195	Chelmski Cement Sp. z o.o.	Poland
196	Chemocrete Ltd.	Israel
197	Ciment La Pierre, S.A.	Haiti
198	Ciments Blancs Du Maroc, S.A.	Morocco
199	Combined Management Services Corporation Limited	United Kingdom
200	Comercializadora Construrama, S.A. de C.V.	México
201	Construcción Digital Keobra, S.L.U.	Spain

202	Construhub, S.A. de C.V.	México
203	Construrama Puerto Rico LLC	Puerto Rico
204	Construrama Supply, S.A. de C.V.	México
205	Construtodo, Inc.	United States of America
206	CORPORACION CEMENTERA LATINOAMERICANA, S.L.U. (Sociedad Unipersonal)	Spain
207	Cx Agencia, Agente de Seguros y de Fianzas, S.A. de C.V.	México
208	CxNetworks N.V.	The Netherlands
209	DALMACIJACEMENT d.o.o.	Croatia
210	Desarrollos Multiples Insulares, Inc.	Puerto Rico
211	Diamante Transportes Ltda. En Liquidación	Colombia
212	DMK Donaumoos Kies GmbH & Co. KG	Germany
213	DMK Donaumoos Kies Verwaltungs-GmbH	Germany
214	Drome Ardeche Granulats (Snc)	France
215	EcoWasteEnergy s.r.o.	Czech Republic
216	Eitan Beton (1993) Ltd.	Israel
217	El Carmen Land and Conservation Company, LLC	United States of America
218	ELEGOHOUSE, s.r.o.	Czech Republic
219	Elmontaser for ready mix	Egypt
220	Environmental Enhancement Group	United States of America
221	Eólica Guadalupe, S. de R.L. de C.V.	México
222	Especialistas en Corredores Viales, S.A. de C.V.	México
223	Falcon Re Ltd.	Barbados
224	FN Asset Purchase LLC	United States of America
225	France Liants (Sas)	France
226	Fujur, S.A. de C.V.	México
227	Fundación Cemex Colombia	Colombia
228	FUNDACIÓN LABORAL DE ÁMBITO ESTATAL DEL CEMENTO Y EL MEDIO AMBIENTE (FUNDACION CEMA)	Spain
229	Fundacja Cemex Budujemy Przyszlosc	Poland
230	Gasoductos de Anáhuac, S.A.P.I. de C.V.	México
231	Gasolux, S.A.P.I. de C.V.	México
232	Gie De Saint Julien Et De Saint Elix Le Chateau(Gie) (Gie Saint Julien In The Organizational Chart	France
233	Gillingham Portland Cement Company Limited	United Kingdom
234	Groupement Du Perthuis De Poses (Gie)	France
235	GRUPO CEMEX	Dominican Republic
236	Guernsey Stone Company	United States of America
237	Hall & Ham River Limited	United Kingdom
238	Hall Aggregates (South Coast) Limited	United Kingdom
239	Hall Aggregates Limited	United Kingdom

240	Hogan Island Limestone, LLC	United States of America
241	Hyde-Crete Limited	United Kingdom
242	Immokalee Sand, LLC	United States of America
243	INMOBILIARIA FERRI, S.A. DE C.V.	México
244	INSTITUTO DE DESARROLLO CEMEX	Panama
245	Interamerican Investments, Inc.	United States of America
246	INVERSIONES BEHALDE, SRL	Dominican Republic
247	Inversiones Secoya, Sociedad Anónima	Nicaragua
248	Island Cement Company Limited	Bahamas
249	Israel America Aggregates Ltd.	Israel
250	John Carr (SBK) Limited	United Kingdom
251	Joplin Traders Corp.	Central
252	Kadmani Readymix Concrete Ltd.	Israel
253	KeObra LLC	United States of America
254	KIESEL Bauchemie GmbH & Co. Kommanditgesellschaft	Germany
255	Kiesel Beratungs- und Vertriebs -GmbH	Germany
256	Kiesel Polska sp. z o.o.	Poland
257	Kiesel s.a r.l.	France
258	KIESEL s.r.o.	Czech Republic
259	Kiesel Verwaltungsgesellschaft mit beschränkter Haftung	Germany
260	Kieswerk GmbH - Immelborn	Germany
261	Kieswerk Wernshausen GmbH & Co. KG	Germany
262	Kieswerk Wernshausen Verwaltungs-GmbH	Germany
263	Le Ciment du Nord	Haiti
264	Lime & Stone Production Company Ltd.	Israel
265	Lomez International B.V	The Netherlands
266	Louisville Cement Assets Transition Company	United States of America
267	LV Western Mining Claims, LLC	United States of America
268	M. Hanegev Quarries (1984) Ltd.	Israel
269	Maksimir Cement d.o.o.	Croatia
270	Marana Golf Inc.	United States of America
271	Materiales Express España, S.L.U.	Spain
272	Maya-Belize Cement Limited	Belize
273	Menkent, S. de R.L. de C.V.	México
274	Mercis, S.A. de C.V.	México
275	Mexam Trade, Inc.	United States of America
276	MILI, L.L.C.	United States of America
277	Minera Cronos, S.A.C.	Peru
278	Mineral And Energy Resources (UK) Limited	United Kingdom
279	Mineral Resource Technologies, Inc.	United States of America
280	Mixbeton Vermögensgesellschaft mbH & Co. KG	Germany

281	Mojave Northern Railroad Company	United States of America
282	Nahal Beer-Sheba Gravel Enterprises Ltd.	Israel
283	Neoris Venezuela C.A.	Venezuela
284	NET CX, S.A. de C.V.	México
285	New Line Transport, LLC	United States of America
286	NL Transport West, LLC	United States of America
287	North West Aggregates Limited	United Kingdom
288	Northern Aggregates Limited	United Kingdom
289	Northwest Materials Holding Company	United States of America
290	Obrayuda, S.A. de C.V.	México
291	OXI, L.L.C.	United States of America
292	P.A. Zoran	Israel
293	Pace Desarrollos Energéticos, S. de R.L. de C.V.	México
294	Pacific Rock Products Trucking, L.L.C.	United States of America
295	Pacific Rock Products, L.L.C.	United States of America
296	Premier Holding Company, LLC	United States of America
297	Premix-Readymix Concrete Industries	Israel
298	Pro Ambiente, S.A. de C.V.	México
299	Procon Readymix Limited	United Kingdom
300	ProStein GmbH & Co. KG	Germany
301	ProStein Verwaltungs-GmbH	Germany
302	Proveedora Mexicana de Materiales, S.A. de C.V.	México
303	PROXI MATERIAUX (SAS)	France
304	QUALION ASESORES DE SEGUROS LIMITADA	Colombia
305	Quarzsandwerk Wellmersdorf GmbH & Co. KG	Germany
306	Quarzsandwerk Wellmersdorf Verwaltungs-GmbH	Germany
307	R.M.C. Engineering & Transport Limited	United Kingdom
308	Ramon Lime, Stone & Gypsum Enterprises Ltd.	Israel
309	RC-Baustoffe Berlin Verwaltung GmbH	Germany
310	Ready Mix USA, LLC	United States of America
311	Ready Mixed Concrete (London) Limited	United Kingdom
312	Ready Mixed Concrete (Wales) Limited	United Kingdom
313	Ready Mixed Concrete (Western) Limited	United Kingdom
314	Readymix - Shtang Recycle Israel Ltd.	Israel
315	Readymix (West Indies) Limited	Trinidad and Tobago
316	Readymix Concrete Products (Israel) Ltd.	Israel
317	Readymix Industries (Israel) Ltd.	Israel
318	Readymix Kinneret Partnership	Israel
319	Readymix Limited	Ireland
320	Readymix Management Services Limited	Jersey
321	Readymix Materials Holdings, LLC	United States of America
322	Readymix Transportbeton Gesellschaft mit beschränkter Haftung Berlin	Germany

323	RECIKLATOR d.o.o.	Croatia
324	Red Rock of Minnesota, Inc.	United States of America
325	Regenera Colombia S.A.S.	Colombia
326	Reservas Ecológicas Sustentables La Laguna, S.A. de C.V.	México
327	RMC (GM) No 7 Limited	United Kingdom
328	RMC (HW) No 1 Limited	United Kingdom
329	RMC Aggregates (Greater London) Limited	United Kingdom
330	RMC Environmental Services Limited	United Kingdom
331	RMC Europe Limited	United Kingdom
332	RMC Explorations Limited	United Kingdom
333	RMC Finance Limited	United Kingdom
334	RMC Holdings B.V.	The Netherlands
335	RMC Logistics Eastern Limited	United Kingdom
336	RMC Logistics North East Limited	United Kingdom
337	RMC Logistics Northern Limited	United Kingdom
338	RMC Logistics Scotland Limited	United Kingdom
339	RMC Logistics South East Limited	United Kingdom
340	RMC Logistics Western Limited	United Kingdom
341	RMC Pacific Materials, LLC	United States of America
342	RMC Readymix Limited	United Kingdom
343	RMC Russell Limited	United Kingdom
344	Roble Re S.L.U.	Spain
345	Rugby Joinery Limited	United Kingdom
346	Russell Concrete Products Limited	United Kingdom
347	Russell Developments Limited	United Kingdom
348	Russell Minerals (Pennsylvania), Inc.	United States of America
349	Russell Minerals Fayette, Inc	United States of America
350	Russell Minerals West Frankfort, Inc.	United States of America
351	Russell Minerals, Inc.	United States of America
352	Savar Investments	Cayman Islands
353	SCI Chateauneuf Du Rhone (SCI)	France
354	SCI Les Hauts Terriers (SCI)	France
355	Servicios para la Autoconstrucción, S.A. de C.V.	México
356	Servicios Profesionales Cemex, S.A. de C.V.	México
357	Servicios Promexma, S.A. de C.V.	México
358	Sierra Trading	Cayman Islands
359	Sinergia Deportiva, S.A. de C.V.	México
360	Sol Rad	Israel
361	Soldi CP, S. de R.L. de C.V.	México
362	South Coast Shipping Company (Crewing Services) Limited	United Kingdom
363	Steinbruch Oberottendorf GmbH	Germany

364	Stone Ltd.	Israel
365	Sunbelt Investments Inc.	United States of America
366	Sunbelt Trading, SRL	Dominican Republic
367	Sunbulk Shipping Limited	Barbados
368	Sunbulk Shipping, S.L.U. (antes Macoris Investments, S.L.U.)	Spain
369	SUPERQUIMICOS DE CENTROAMERICA, S. A.	Panama
370	Taos Mining & Trading Company Ltd.	Israel
371	TBM Transportbeton GmbH & Co. KG, Mallersdorf	Germany
372	TBM Transportbeton Verwaltungs-GmbH, Mallersdorf	Germany
373	TCL (Nevis) Limited	Nevis
374	TCL Guyana Inc.	Guyana
375	TCL Leasing Limited	Trinidad and Tobago
376	TCL Ponsa Manufacturing Limited	Trinidad and Tobago
377	TCL Trading Limited	Anguilla
378	Tecnologías de Recursos Minerales, S.A. de C.V.	México
379	Teg Energía, S.A. de C.V.	México
380	TERRA EXPERTIS (SAS)	France
381	TGI Concrete Solutions Inc.	Guyana
382	The Barrington Light Railway Company	United Kingdom
383	The Rugby Group Limited	United Kingdom
384	Torino Re Ltd.	Barbados
385	TRANSENERGY DOMINICANA, S.R.L. (ANTERIORMENTE DISTRIBUIDORA DE CEMENTOS DEL SUR TSP, S.R.L.)	Dominican Republic
386	Transmobil Baustoff GmbH	Germany
387	Transportbeton Hütten GmbH & Co. KG	Germany
388	Transportbeton Hütten Verwaltungs GmbH	Germany
389	Transport-Beton Ingolstadt Gesellschaft mit beschränkter Haftung	Germany
390	Transport-Beton Ingolstadt GmbH & Co. Kommanditgesellschaft	Germany
391	Transportes San Pedro, SRL	Dominican Republic
392	Tricap Investments I-A, LLC	United States of America
393	Tricap Option Fund A, LLC	United States of America
394	Trinidad Cement Limited	Trinidad and Tobago
395	TTLI Trading Limited	Barbados
396	Twin Mountain Rock Company	United States of America
397	VAPPS, LLC	United States of America
398	VMB Vertriebsgesellschaft Mineralische Baustoffe mbH	Germany
399	Western Equipment Co.	United States of America
400	Western Rail Road Company	United States of America

401	Wettern Brothers Limited	United Kingdom
402	William Cooper & Sons (Dredging) Limited	United Kingdom
403	Wotton Roadstone Limited	United Kingdom
404	ZONA FRANCA ESPECIAL CEMENTERA DEL MAGDALENA MEDIO S.A.S. (ZOMAM S.A.S.)	Colombia